LICENSE FOR THE RIGHT TO USE ENTRAILS

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     SERIES                  NUMBER                       LICENSE  TYPE

is granted to "ZAURAL-NEFTEGAS LTD" in the person of

Director General ZHURAVLEV OLEG VENEDIKTOVICH with the purpose of geological exploration of the PRIVOLNY ENTRAILS PARCEL with the object of prospecting and estimation hydrocarbon deposits.

The parcel is located on the territory of MAKUSHINSK DISTRICT, KURGAN

PROVINCE.  Description of the parcel boundaries, its co-ordinates, toponymic plans, profiles and other documents are given in APPENDICES ## 1, 2.

The right to use the ground parcel has been granted by ADMINISTRATION OF

MAKUSHINSK DISTRICT, letter dated 17.01.03 35.

The copies of the documents and the description of the parcel boundaries are given in APPENDIX # 3

The parcel has a status of geological allocation.

The date of the license term is February 28, 2008

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THE FOLLOWING DOCUMENTS ARE ESSENTIAL PARTS OF  THE LICENSE:

1.License agreement on the terms of the use of the Privolny parcel ,

Kurgan Province - 8 pp.

2. The layout of the Privolny parcel, geographic co-ordinates of the critical points added - 1 p.

3. Makushinsk District Administration letter dated 17.01.03 35 - 1 p.

4. Kurgan Administration letter dated 16.12.02 01-1-655 - 1 p.

5. The Russian Ministry of Natural Resources Decree to grant the right of use the Privolny parcel, Kurgan Province - 1 p.

6. The certificate of governmental registration of "Zaural-Neftegas Ltd" - 1 p.


Authorized  representative                          Authorized representative
of the Russian Ministry of                          of the Russian public
Natural Resources                                   authority of Federal Subject


 /s/ Sadovnik P.V.       Sadovnik P.V.
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                                Company executive
                                be granted the license


                               /s/ Zhuravlev O.V.       Zhuravlev O.V.
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